Rule 497(k)
File No. 333-210186

First Trust Exchange-Traded Fund VIII

SUMMARY PROSPECTUS
First Trust Municipal CEF Income Opportunity ETF
Ticker Symbol:	MCEF
Exchange:	The Nasdaq Stock Market LLC
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=MCEF.  You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.  The Fund’s  prospectus and statement of additional information, both dated January 2, 2018, as supplemented on November 9, 2018, are all incorporated by reference into this Summary Prospectus.
November 9, 2018

Investment Objective
The First Trust Municipal CEF Income Opportunity ETF (the "Fund") seeks to provide current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	1.36%
Total Annual Fund Operating Expenses	2.11%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before January 2, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until January 2, 2019, and thereafter at 2.36% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$214	$713	$1,238	$2,677
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period September 27, 2016 (inception) through August 31, 2017, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of closed-end investment companies that are listed and traded in the United States on registered exchanges (“Closed-End Funds”) which invest primarily in municipal debt securities some or all of which pay interest that is exempt from regular federal income taxes (collectively, “Municipal Securities”). Closed-End Funds issue shares of common stock that are traded on a securities exchange. Because the shares of Closed-End Funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of Closed-End Funds in the secondary market.
Municipal Securities are generally issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, authorities and other instrumentalities. The Closed-End Funds in which the Fund invests (“Underlying Funds”) may invest in a range of Municipal Securities, including, but not limited to, municipal lease obligations (and certificates of participation in such obligations), municipal general obligation bonds, municipal revenue bonds, municipal notes, municipal cash equivalents, private activity bonds (including without limitation industrial development bonds), and pre-refunded and escrowed to maturity bonds. In addition, Municipal Securities include inverse floating rate securities issued by tender option bond (“TOB”) trusts and securities issued by custodial receipt trusts, each of which are investment vehicles the underlying assets of which are municipal bonds. The Underlying Funds may invest in Municipal Securities of any maturity and any duration. The Underlying Funds may also invest in Municipal Securities of any credit quality, including high yield securities, also known as “junk bonds.”
In selecting the Underlying Funds, the Fund’s investment advisor utilizes a range of investment approaches. The Fund’s investment advisor generally takes a systemic approach to investing, including the utilization of a proprietary model that identifies, sorts and scores Closed-End Funds based upon various market metrics and economic factors, including, but not limited to, Fund size, duration, leverage ratio, average maturity, earnings rate, undistributed net investment income, distribution rate, premium or discount, net asset value and share price returns, sponsor and distribution policies.
In addition, the Fund may also invest in exchange-traded funds (“ETFs”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ALTERNATIVE MINIMUM TAX RISK. The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in “Frequent Purchases and Redemptions”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CALL RISK. If an issuer calls higher-yielding debt instruments held by the Underlying Funds, performance could be adversely impacted.
CLOSED-END FUNDS RISK. Because the shares of Closed-End Funds cannot be redeemed upon demand, shares of many Closed-End Funds will trade on exchanges at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). There can be no assurance that the market discount on shares of any Closed-End Fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a Closed-End Fund it can receive the net asset value for those shares. Closed-End Funds have lower levels of daily volume when compared to open-end investment companies. There are greater risks involved in investing in securities with limited market liquidity. To the extent the Fund invests in Closed-End Funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Closed-End Fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in Closed-End Funds. The performance of the Fund is dependent upon the performance of the Underlying Funds.
In addition, Closed-End Funds may utilize leverage. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in the securities of Closed-End Funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term return on such securities will be diminished. Closed-End Funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the Closed-End Fund’s common shares in an attempt to enhance the current return to such Closed-End Fund’s common shareholders.
The organizational documents of Closed-End Funds may include provisions that could inhibit the ability of other entities or persons to acquire control of the Closed-End Fund or to change the composition of its board of directors, which could limit the ability of shareholders to sell their shares at a premium over the prevailing market prices by discouraging a third party from seeking to obtain control of the Closed-End Fund.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
ETF RISK. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
INVESTMENT RESTRICTION RISK. The Fund’s investment in Closed-End Funds is restricted by the Investment Company Act of 1940, as amended (the "1940 Act") and the Fund’s associated exemptive relief which limits the amount of any single Closed-End Fund that can be owned by the Fund, individually and in the aggregate with all other registered investment companies and private investment pools advised by First Trust and its affiliates. This limitation may prevent the Fund from purchasing shares of a Closed-End Fund that it may have otherwise purchased pursuant to its investment objective and principal investment strategy.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the Fund’s investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular Underlying Fund, the securities in which the Underlying Fund invests, or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
TRADING ISSUES RISK. Although the shares of the Funds are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in a Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. In particular, if the Fund does not comply with any provision of the listing standards of the Exchange that are applicable to the Fund, and cannot bring itself into compliance within a reasonable period after discovering the matter, the Exchange may remove the shares of the Fund from listing. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
UNDERLYING FUNDS RISK. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:
COUNTERPARTY RISK. To the extent that an Underlying Fund engages in derivatives transactions, the Underlying Fund bears the risk that the counterparty to the derivative or other contract with a third-party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Underlying Fund will lose money and the value of an investment in the Underlying Fund’s shares may decrease.

CREDIT RISK. Credit risk is the risk that an issuer of a security held by an Underlying Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of such security may decline because of concerns about the issuer’s ability to make such payments.
CUSTODIAL RECEIPT TRUSTS RISK. Custodial receipts are financial instruments similar to TOBs sold through private placements that represent the right to receive future principal and interest payments on underlying municipal obligations. Custodial receipt trusts may issue inverse floater securities and if an Underlying Fund were to hold inverse floaters issued by custodial receipt trusts, the Underlying Fund would be subject to the risks of inverse floaters described herein. In particular, because the instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments.
DERIVATIVES RISK. The Underlying Funds may invest in derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Underlying Fund’s portfolio managers use derivatives to enhance the Underlying Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Underlying Fund.
DISTRESSED MUNICIPAL SECURITIES RISK. The Underlying Funds may invest in Municipal Securities that are currently in default and not expected to pay the current coupon (“Distressed Municipal Securities”). Distressed Municipal Securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities that are not in default. Generally, an Underlying Fund will not receive interest payments from the Distressed Municipal Securities it holds, and there is a substantial risk that the principal will not be repaid. In any reorganization or liquidation proceeding related to a Distressed Municipal Security, the Underlying Fund may lose its entire investment in such Distressed Municipal Security.
EXTENSION RISK. Underlying Funds that invest in fixed income securities are subject to extension risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
HIGH YIELD SECURITIES RISK. The Underlying Funds may invest in high yield securities. High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.
INCOME RISK. The income of the Underlying Funds could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Underlying Funds generally will have to invest the proceeds from sales of their shares, as well as the proceeds from maturing portfolio securities, or portfolio securities that have been called, in lower-yielding securities.
INTEREST RATE RISK. The Underlying Funds are subject to interest rate risk. Interest rate risk is the risk that the value of the debt securities in an Underlying Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security’s expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
INVERSE FLOATERS RISK. The Underlying Funds may invest in inverse floating rate securities issued by TOB trusts. These securities create effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. In addition, distributions paid to an Underlying Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond.
LEVERAGE RISK. The Underlying Funds may employ the use of leverage in their portfolios. Leverage may be structural leverage, through borrowings or the issuance of preferred stock, or effective leverage, which results from an Underlying Fund’s investment in derivative instruments that are inherently leveraged. While leverage often serves to increase the yield of an Underlying Fund, this leverage also subjects the Underlying Fund to increased risks, including the likelihood of increased volatility and the possibility that the Underlying Fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.
LIQUIDITY RISK. The Underlying Funds may invest a portion of their assets in lower-quality debt issued by entities that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Decreased liquidity may negatively affect an Underlying Fund’s ability to mitigate risk.
In addition, inventories of Municipal Securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease an Underlying Fund’s ability to buy or sell Municipal Securities, and increase price volatility and trading costs, particularly during periods of economic or market stress.
MUNICIPAL LEASE OBLIGATIONS RISK. The Underlying Funds may invest in participation interests in municipal leases. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.
MUNICIPAL OBLIGATIONS RISK. The Underlying Funds’ investment in Municipal Securities subjects them to municipal obligations risk. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.
POLITICAL AND ECONOMIC RISK. The values of Municipal Securities held by the Underlying Funds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.
PRE-REFUNDED BONDS RISK. Pre-refunded bonds are bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded bonds held by an Underlying Fund is funded from securities held in a designated escrow account where such securities are obligations of and carry the full faith and credit of the U.S. Treasury. The securities held in the escrow fund pledged to pay the principal and interest of the pre-refunded bond do not guarantee the price of the bond. Investment in pre-refunded municipal bonds held by an Underlying Fund may subject the Underlying Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if an Underlying Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
PRIVATE ACTIVITY BONDS RISK. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond and the issuing authority ordinarily does not pledge its full faith, credit and taxing power for repayment. The private enterprise can have a substantially different credit profile than the municipality or public authority. The private activity bonds in which an Underlying Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself.
TAX RISK. Interest income from Municipal Securities is normally not subject to regular federal income tax, but income from Municipal Securities held by the Underlying Funds could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from Municipal Securities.
ZERO COUPON BONDS RISK. The Underlying Funds may invest in zero coupon bonds. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.
Performance
The Fund has not yet operated for a full calendar year and, therefore, performance information is not included in this section of the prospectus. See "Total Return Information" for performance information regarding the Fund.

Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The following persons serve as portfolio managers of the Fund.
•	Ken Fincher, Senior Vice President and Portfolio Manager of First Trust
•	Jordan Ramsland, Portfolio Manager of First Trust
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Ken Fincher has served as part of the portfolio management team of the Fund since 2016. Jordan Ramsland has served as part of the portfolio management team of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests, and in certain circumstances for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund will trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund intends to make interest income distributions, some or all of which will be exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes, and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). The Fund may make other distributions that are subject to federal income tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=MCEF.
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